UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2006

FIRST HORIZON PHARMACEUTICAL CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-30123	58-2004779
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6195 Shiloh Road
Alpharetta, Georgia 30005
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 442-9707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01               Entry into a Material Agreement

On April 3, 2006, First Horizon Pharmaceutical Corporation (the “Company”) announced that it had appointed Mr. Edward Schutter as its Executive Vice President, Chief Commercial Officer. Mr. Schutter’s employment agreement dated April 1, 2006 and the Company’s press release announcing Mr. Schutter’s employment dated April 3, 2006 are attached to this Report as exhibits.

Item 9.01               Exhibits

9.01 (a)	Employment Agreement between the Company and Edward Schutter dated April 1, 2006

9.01 (b)	Company press release announcing the appointment of Edward Schutter as the Company’s Executive Vice President, Chief Commercial Officer, dated April 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON PHARMACEUTICAL CORPORATION
(Registrant)

	By:	/s/ Darrell Borne
	Name:	Darrell Borne
	Title:	Chief Financial Officer

Date: April 5, 2006